EXHIBIT 99(ii)

ZAG HOLDING AG AND SUBSIDIARIES

(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2006 and 2005

INDEX

Page

Independent Auditors’ Report	F-2

Balance Sheets	F-4

Statements of Operations	F-5

Statements of Stockholders Deficit	F-6

Statements of Cash Flows	F-9

Notes to Financial Statements	F-10

Board of Directors

ZAG Holding AG

Zug, Switzerland

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying consolidated balance sheets of ZAG Holding AG. and subsidiaries as of December 31, 2006 and 2005 and the related consolidated statements of operations and comprehensive income (loss), stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ZAG Holding AG and subsidiaries as of December 31, 2006 and 2005 and the results of its operations, stockholders' deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's significant and ongoing operating losses raise substantial doubt about its ability to continue as a going concern. Management's plans regarding the resolution of this issue are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Williams & Webster, P.S.

Williams & Webster, P.S.

Certified Public Accountants

Spokane, Washington

May 11, 2007

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2006	2005
ASSETS

CURRENT ASSETS
Cash	$99,979	$129,750
Marketable securities	242,048	-
Other current assets	30,205	18,395
TOTAL CURRENT ASSETS	372,232	148,145

PROPERTY AND EQUIPMENT, NET	153,363	59,047

OTHER ASSETS
Deposits	42,669	37,973
Prepaid building costs	538,499	-
Investments	978,523	1
TOTAL OTHER ASSETS	1,559,691	37,974

TOTAL ASSETS	$2,085,286	$245,166

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$139,303	$27,671
Accrued expenses	590,128	3,485
Deposits on stock	4,703,429	-
Advances from related parties	682,008	504,728
TOTAL CURRENT LIABILITIES	6,114,868	535,884

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' DEFICIT
Common stock, par value of $0.8192; 600,000 shares
authorized, 600,000 shares issued and outstanding	491,521	491,521
Accumulated other comprehensive income (loss)	(139,874)	23,277
Retained earnings prior to development stage	1,602	1,602
Accumulated deficit during development stage	(4,382,831)	(807,118)
TOTAL STOCKHOLDERS' DEFICIT	(4,029,582)	(290,718)

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	$2,085,286	$245,166

The accompanying notes are an integral part of these financial statements.

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

			From Inception of
			Development Stage
	Year Ended		(January 1, 2005)
	December 31,	December 31,	to December 31,
	2006	2005	2006

REVENUES	$-	$-	$-

COST OF SALES	-	-	-

Gross Profit	-	-	-

EXPENSES
Administrative	1,794,557	126,531	1,921,088
Salaries and wages	544,190	-	544,190
Marketing and sales	125,735	12,868	138,603
Depreciation, amortization, and impairments	57,159	667,341	724,500
Total Expenses	2,521,641	806,740	3,328,381

LOSS FROM OPERATIONS	(2,521,641)	(806,740)	(3,328,381)

OTHER INCOME (EXPENSE)
Interest expense	(45,748)	(556)	(46,304)
Interest income	-	178	178
Gain (loss) on marketable securities	(1,008,324)	-	(1,008,324)
Total Other Income (Expense)	(1,054,072)	(378)	(1,054,450)

LOSS BEFORE TAXES	(3,575,713)	(807,118)	(4,382,831)

INCOME TAX EXPENSE	-	-	-

NET LOSS	(3,575,713)	(807,118)	(4,382,831)

OTHER COMPREHENSIVE INCOME (LOSS)	(163,151)	23,149	(139,874)

NET COMPREHENSIVE INCOME (LOSS)	$(3,738,864)	$(783,969)	$(4,522,705)

BASIC AND DILUTED NET LOSS PER SHARE	$(5.96)	$(1.35)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	600,000	600,000

The accompanying notes are an integral part of these financial statements.

ZAG HOLDING AG AND SUBSIDIARIES (A DEVELOPMENT STAGE ENTERPRISE) CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

			Retained	Accumulated
			Earnings	Deficit	Accumulated
			Prior to	During	Other	Total
	Common Stock		Development	Development	Comprehensive	Stockholders'
	Shares	Amount	Stage	Stage	Income (Loss)	Equity(Deficit)

Balance, December 31, 2004	600,000	$491,521	$1,602	$-	$128	$493,251

Accumulated other comprehensive income	-	-	-	-	23,149	23,149

Net loss for the year ended December 31, 2005	-	-	-	(807,118)	-	(807,118)

Balance, December 31, 2005	600,000	491,521	1,602	(807,118)	23,277	(290,718)

Accumulated other comprehensive income	-	-	-	-	(163,151)	(163,151)

Net loss for the year ended December 31, 2006	-	-	-	(3,575,713)	-	(3,575,713)

Balance, December 31, 2006	600,000	$491,521	$1,602	$(4,382,831)	$(139,874)	(4,029,582)

The accompanying notes are an integral part of these financial statements.

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended		From
	December 31,	December 31,	Inception to
	2006	2005	December 31,
			2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,575,713)	$(807,118)	$(4,382,831)
Depreciation, amortization, and impairments	57,159	667,341	724,500
Loss on securities acquired as a deposit on stock	1,008,324	-	1,008,324
Adjustments to reconcile net loss to net cash used by operations:
Decrease (increase) in other current assets	(10,345)	(19,860)	(30,205)
Increase (decrease) in accounts payable	111,632	27,671	139,303
Increase (decrease) in accrued expenses	586,643	3,485	590,128
Net cash used by operating activities	(1,822,300)	(128,481)	(1,950,781)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(151,474)	(59,047)	(210,521)
Acquisition of deposits	(4,696)	(37,973)	(42,669)
Acquisition of intangibles	-	(667,341)	(667,341)
Acquisition of prepaid building costs	(538,499)	-	(538,499)
Acquisition of investments	(978,523)	-	(978,523)
Net cash used in investing activities	(1,673,192)	(764,361)	(2,437,553)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from deposit on stock	1,814,724	-	1,814,724
Proceeds from sale of securities acquired as a deposit on stock	1,498,333	-	1,498,333
Advances from related parties	177,280	504,728	682,008
Proceeds from sales of stock	-	491,521	491,521
Other	(1,465)	3,194	1,729
Net cash provided by financing activities	3,488,872	999,443	4,488,315

NET INCREASE (DECREASE) IN CASH	(6,620)	106,601	99,981

Accumulated other comprehensive income (loss)	(23,151)	23,149	(2)

CASH - Beginning of period	129,750	-	-

CASH - End of period	$99,979	$129,750	$99,979
	-	-	-
SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest expense	$-	$-	$-
Income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 1 – DESCRIPTION OF BUSINESS

ZAG Holding AG and its subsidiaries (hereinafter “the Company”), is a Swiss company incorporated December 18, 2001 and having its registered seat in Zug, Switzerland. In January 2005, the Company entered a new development stage when it changed its business focus to the development of private equity financial products, whose funds will be invested primarily in the hospitality and related industry.

The Company has a wholly-owned active subsidiary, Sunvesta Projects and Management AG, also a Swiss Company that is consolidated in these financial statements. The Company also has additional, wholly-owned subsidiaries which are dormant: Sunvesta Turistik Yatririm VE and Sunvesta Costa Rica Marketing & Sales Ltda.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements

In February, 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (hereinafter “SFAS No. 159”). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although earlier adoption is permitted. Management has not determined the effect that adopting this statement would have on the Company’s financial condition or results of operation.

In September, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87,88,106, and 132(R)” (hereinafter “SFAS No. 158”). This statement requires an employer to recognize the overfunded or underfunded statues of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not for profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year end statement of financial position, with limited exceptions. The adoption of this statement had no immediate material effect on the Company’s financial condition or results of operations.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES - continued

Accounting Pronouncements - continued

In September, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (hereinafter “SFAS No. 157”). This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosure about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements. This statement does not require any new fair value measurements, but for some entities, the application of this statement may change current practice. The adoption of this statement had no immediate material effect on the Company’s financial condition or results of operations.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (hereinafter “FIN 48”), which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140.” This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer’s financial assets that meets the requirements for sale accounting; a transfer of the servicer’s financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities in accordance with FASB Statement No. 115; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES - continued

Accounting Pronouncements - continued

In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Standards No. 133 and 140” (hereinafter “SFAS No. 155”). This statement established the accounting for certain derivatives embedded in other instruments. It simplifies accounting for certain hybrid financial instruments by permitting fair value remeasurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133 as well as eliminating a restriction on the passive derivative instruments that a qualifying special-purpose entity (“SPE”) may hold under SFAS No. 140. This statement allows a public entity to irrevocably elect to initially and subsequently measure a hybrid instrument that would be required to be separated into a host contract and derivative in its entirety at fair value (with changes in fair value recognized in earnings) so long as that instrument is not designated as a hedging instrument pursuant to the statement. SFAS No. 140 previously prohibited a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections,” (hereinafter “SFAS No. 154”) which replaces Accounting Principles Board Opinion No. 20, “Accounting Changes”, and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements – An Amendment of APB Opinion No. 28”. SFAS No. 154 provides guidance on accounting for and reporting changes in accounting principle and error corrections. SFAS No. 154 requires that changes in accounting principle be applied retrospectively to prior period financial statements and is effective for fiscal years beginning after December 15, 2005. Management does not expect SFAS No. 154 to have a material impact on the Company’s financial position, results of operations, or cash flows.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.

Comprehensive Income

Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income" (hereinafter “SFAS No. 130”), which was issued in June 1997. SFAS No. 130 establishes rules for the reporting and display of comprehensive income and its components, but had no effect on the Company's net income (loss) or total stockholders' equity. SFAS No. 130 requires unrealized gains and losses on the Company's available-for-sale securities, and foreign currency translation gain or loss to be included in comprehensive income.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES - continued

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2006 and 2005, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of "basic" and "diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted loss per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2006 and 2005.

Foreign Currency Translation and Other Comprehensive Income

The Company has adopted Financial Accounting Standard No. 52. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Gains or losses are included in income for the year. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – continued

Foreign Currency Translation and Other Comprehensive Income - continued

The Company maintains its main office Zug, Switzerland, and its functional currency is the Swiss Franc. Assets and liabilities of the Company’s foreign operations are translated into U.S. dollars at the year-end exchange rates, and revenue and expenses are translated at the average exchange rate during the period. The net effect of exchange difference arising from currency translation is disclosed as a separate component of stockholders’ equity. Realized gains and losses from foreign currency transactions are reflected in the results of operations.

Going Concern

As shown in the accompanying financial statements, the Company had negative working capital and an accumulated deficit at December 31, 2006. The Company is currently putting technology in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management has established plans designed to increase the sales of the Company’s products, and decrease debt. The Company plans on continuing to reduce expenses, and with small gains in any combination of network sales, direct sales, international sales, and warehouse sales, believe that they will eventually be able to reverse the present deficit. Management intends to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan. Management plans include negotiations to convert significant portions of existing debt into equity.

An estimated $10 million is believed necessary to continue operations and increase development through the next fiscal year. The timing and amount of capital requirements will depend on a number of factors, including demand for products and services and the availability of opportunities for international expansion through affiliations and other business relationships. Management intends to seek new capital from new equity securities issuances to provide funds needed to increase liquidity, fund internal growth, and fully implement its business plan.

Investments

The Company's investments consist of nonmarketable equity securities. These investments, for which the Company does not have the ability to exercise significant influence in the underlying company, are accounted for under the cost method of accounting. Dividends and other distributions of earnings, if any, are included in income when declared. The Company periodically evaluates the carrying value of its investments, and records its investments at the lower of cost or estimated net realizable value. See Notes 3 and 5.

Marketable Securities

Pursuant to Statement of Financial Accounting Standards (SFAS) No. 115, the Company’s investments in securities are classified as either trading, held to maturity, or available-for-sale. During the year ended

December 31, 2006, the Company did own securities classified as available-for-sale.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – continued

Long-lived Assets

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations, and requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Accordingly, the Company reviews the carrying amount of long-lived assets for impairment where events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment would include a comparison of estimated future cash flows anticipated to be generated during the remaining life of the assets to the net carrying value of the assets.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Sunvesta Projects and Management AG. All significant transactions and balances among the companies included in the consolidated financial statements have been eliminated. Investments in which we are not able to exercise significant influence over the investee and which do not have readily determinable fair values are accounted for under the cost method.

Property and Equipment

Property and equipment are stated at cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

Provision for Taxes

The Company is subject to Swiss income taxes.

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – continued

Revenue Recognition

In 2005 and 2006, ZAG Holding AG did not have revenues. Management of the Company expects that in future years revenues will be derived from the rental of hotel rooms and from the sale of fractional interests in buildings. There may be other sources of ancillary revenue. The Company will recognize room rental revenue at the time that it has a nonrefundable right to rental payments. The Company will recognize revenue from sales of real estate when persuasive evidence of an arrangement (such as a contract) exists, when title transfer or performance has occurred, provided the price (or fee) is fixed or determinable and collection is probable. The Company assesses whether the price (or fee) is fixed and determinable based on the payment terms associated with the transaction. If a fee is based upon a variable such as acceptance by the customer, the Company accounts for the fee as not being fixed and determinable. In these cases, the Company defers revenue and recognizes it when it becomes due and payable. Up-front engagement fees are recorded as deferred revenue and amortized to income on a straight-line basis over the term of the agreement; although the fee is due and payable at the time the agreement is signed or upon annual renewal. The Company assesses the probability of collection based on a number of factors, including past transaction history with the customer and the current financial condition of the customer. If the Company determines that collection of a fee is not reasonably assured, revenue is deferred until the time collection becomes reasonably assured.

The Company’s strategy may include entering into collaborative agreements with strategic partners for the development, commercialization and distribution of its product candidates. Such collaboration agreements may have multiple deliverables. The Company evaluates multiple deliverable arrangements pursuant to Emerging Issues Task Force (EITF) 00-21, “Revenue Arrangements with Multiple Deliverables.” Pursuant to EITF 00-21, in arrangements with multiple deliverables where the Company has continuing performance obligations, contract, milestone and license fees are recognized together with any up-front payments over the term of the arrangement as performance obligations are completed, unless the deliverable has stand alone value and there is objective, reliable evidence of fair value of the undelivered element in the arrangement. In the case of an arrangement where it is determined there is a single unit of accounting, all cash flows from the arrangement are considered in the determination of all revenue to be recognized. Cash received in advance of revenue recognition is recorded as deferred revenue.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 3 – MARKETABLE SECURITIES

The Company had no marketable securities in 2005. At December 31, 2006, the Company’s marketable securities, valued at market prices, were comprised of the following:

Security	# of Shares	Market Value	Cost	Unrealized Loss
OpenLimit Holding AG	81,580	$242,048	$382,048	$(140,000)

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The useful lives of property, plant and equipment for purposes of computing depreciation are three to five years. The following is a summary of property, equipment, and accumulated depreciation:

	December 31, 2006	December 31, 2005
IT Equipment	$120,935	$43,129
Furniture & Equipment	27,804	7,986
Leasehold improvements	61,784	7,932
Total assets	210,523	59,047
Less accumulated depreciation	(57,160)	-
	$153,363	$59,047

Depreciation and amortization expense for the year ended December 31, 2006 was $57,160. The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts. Maintenance and repairs are expensed as incurred. Replacements and betterments are capitalized. The cost and related reserves of assets sold or retired are removed from the accounts, and any resulting gain or loss is reflected in results of operations.

NOTE 5 – COSTA RICAN INVESTMENT AND RELATED PROJECT COSTS

In 2006, the Company executed a purchase agreement to acquire Rich Land Investments Limitada (hereinafter “Rich Land”), a company incorporated in Costa Rica which owns a land lot and a concession to build a hotel and apartments on the land lot situated in the Papagayo Gulf Tourism Project area of Costa Rica. The agreement as amended enables the Company to acquire all of the common stock of Rich Land by making a series of incremental payments aggregating $7,000,000 between May of 2006 and May 2007.

At December 31, 2006, the Company had made nonrefundable payments of approximately $980,000 against the purchase price. In the three months ending March 31, 2007, the Company made additional payments of $2,720,000. The remaining payment of $3,300,000 is contractually obligated to be paid on or before May 31, 2007.

At December 31, 2006, the Company had incurred $518,019 of costs (principally consisting of architectural plans and drawings) related to construction of a luxury hotel and resort on the grounds of the aforementioned Costa Rica land lot. These project costs are recorded as prepaid building costs on the Company’s balance sheet.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 6 - ADVANCES FROM RELATED PARTIES

The Company has the following unsecured, on demand advances from related parties at the dates shown:

	December 31, 2006	December 31, 2005
Lender

Zypam Ltd.	$518,168	$504,728
HTV	81,920	-
T. Tokay	81,920	-

	$682,008	$504,728

Zypam Ltd. and Mr. T. Tokay are shareholders of the Company, while HTV is a related party to Zypam. The majority of the advances received are from Zypam, which charges 3% interest on funds advanced. Zypam’s lending agreement with the Company contains a subordination clause wherein all other creditors of the Company were given a higher security interest.

NOTE 7 - DEPOSITS ON STOCK

During 2006, a group of 30 individuals executed investment agreements with the Company and deposited an aggregate amount of $4,703,429 (comprised of cash and marketable securities) with the Company. In the investment agreements, the investors agreed to accept varying amounts of shares in a NASDAQ OTCBB-listed company on or before April 30, 2007 in return for their deposits and also agreed to subordination clauses wherein all other creditors of the Company were given a higher security interest.

The investment agreements state that the Company intended to be taken over on or before April 30, 2007 by a NASDAQ OTCBB-listed company by means of a reverse acquisition. At April 30, 2007, the reverse acquisition was not yet consummated.

NOTE 8 – CAPITAL STOCK

Common Stock

The Company is authorized to issue 600,000 shares of common stock. All shares have equal voting rights and have one vote per share. Holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In its initial capitalization, the Company issued 60,000 shares of common stock for a total of $491,521 cash. During the year ended December 31, 2005, the Company had a 10-for-1 forward split and issued an additional 540,000 shares for a total outstanding of 600,000 shares. All references to shares outstanding in these financial statements and notes have been adjusted to reflect this stock split.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 9 – COMMITMENTS

Lease Payments

The Company has operating lease commitments for its premises and automobiles. The minimum annual lease commitments are as follows:

	Office Facilities	Cars
2007	$181,883	$75,964
2008	$161,417	$86,169
2009	$109,314	$62,236
2010	$109,314	$23,073
2011	$-	$12,498

NOTE 10 – CONCENTRATIONS

Foreign Operations

The accompanying balance sheet includes assets of approximately $978,523 of investments and $538,499 of prepaid building costs at December 31, 2006 relating to the Company’s operations in Costa Rica. Although the country is considered politically and economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

NOTE 11 – RELATED PARTY TRANSACTIONS

The majority of the Company’s related party transactions are stated in Note 6.

Certain of the Company’s related parties provided consulting services for a fee to the Company (and its subsidiary) in 2006. Consulting expenses paid to these parties totaled $295,590 and $0 in 2006 and 2005, respectively.

In 2005, the Company purchased a business plan for SunVesta and related intellectual property rights from an entity owned by one of the Company’s investors for a total of 610,000 Swiss Francs (approximately $463,000 U.S.D.).

NOTE 12 – INCOME TAXES

At December 31, 2006 and 2005, the Company had deferred taxes, calculated at a blended rate of 40%, of approximately $1,808,400 and $322,000, respectively, principally arising from net operating loss carryforwards for Swiss (federal, cantonal, and communal) income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been recorded at December 31, 2006 and 2005.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 12 – INCOME TAXES - continued

The significant components of the Company’s deferred tax assets at December 31, 2006 and 2005 are as follows:

	2006	2005

Net operating loss carryforwards	$4,521,000	$805,000

Deferred tax asset – gross	$1,808,400	$322,000
Deferred tax asset valuation allowance	(1,808,400)	$(322,000)
Deferred tax asset – net	$-	$-

At December 31, 2006, the Company has net operating loss carryforwards of approximately $4,521,000, which expire in the years 2012 and 2013. The net change in the allowance account was an increase of $1,486,400 for the year ended December 31, 2006.

NOTE 13 - SUBSEQUENT EVENTS

Construction-Related Agreement

On March 19, 2007, the Company executed an agreement with Brues y Fernandez Construcciones S.A. (hereinafter “ByF”), a construction contractor based in Madrid, Spain. The agreement contained the following provisions:

1.

ByF will act as the Company’s general contractor in the construction of a hotel on the Rich Land Investments Limitada land lot in the Papagayo Gulf Tourism Project area of Costa Rica. (See Note 5.) As the general contractor, ByF is entitled to recover its construction costs in addition to “12% as general costs” and “8% as profit”.

2.

ByF will purchase 10% of the shares of Rich Land from the Company at the Company’s cost ($700,000) in March 2007. The Company agrees to buy back these shares at the same cost on or before May 31, 2007.

3.

In the first year of the hotel project’s construction, ByF agrees to finance 20% of the project costs and the Company agrees to repay the ByF financing within one year of the construction’s commencement.

Costa Rican Investment

In the three months ending March 31, 2007, the Company made additional payments of $2,720,000 against the purchase price of the common stock of Rich Land Investments Limitada. See Note 5.

Stock Depositors

As stated in Note 7, a group of 30 individuals deposited the equivalent of $4,703,429 in cash and marketable securities with the Company in 2006 in view of an anticipated reverse acquisition expected to close by April 30, 2007. In anticipation of a procedural delay, the Company and the investors have executed addendums to the original agreements, whereby the reverse acquisition is contemplated to take place between May 14 and June 18, 2007.

ZAG HOLDING AG AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 13 - SUBSEQUENT EVENTS - continued

Litigation

On January 29, 2007, the Company received a decree from a Swiss juristic body based on a request of a third party. In substance, the decree proscribes the Company from transferring a certain percentage of its share capital. The Company’s management believes that the decree is lacking the requisite formal and material grounds and does not expect any adverse effects on its business or financial position.